SCHEDULE 14C
(RULE 14C-101)

SCHEDULE 14C
(RULE 14C-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _______)

Check the appropriate box:

[ ]	Preliminary information statement	[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d) (2)).
[X]	Definitive information statement

Delaware Group® Equity Funds IV
Delaware Group® Equity Funds V
Delaware VIP® Trust

 (Name of Registrant as Specified in Its Charter)

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DELAWARE GROUP® EQUITY FUNDS IV
Delaware Total Return Fund

DELAWARE GROUP® EQUITY FUNDS V
Delaware Wealth Builder Fund

DELAWARE VIP® TRUST
Delaware VIP Total Return Series

2005 Market Street
Philadelphia, PA 19103-7094

JOINT INFORMATION STATEMENT
This Joint Information Statement is being furnished on behalf of the Boards of Trustees (“Trustees” or “Board”) of Delaware Group Equity Funds IV, Delaware Group Equity Funds V, and Delaware VIP Trust (each, a “Trust” and collectively, the “Trusts”) to inform shareholders of the funds listed above (each, a “Fund” and collectively, the “Funds”) about recent changes related to the Funds’ sub-advisory arrangements.  The changes were approved by the Board on the recommendation of the Funds’ investment manager, Delaware Management Company (“DMC” or the “Manager”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”).  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
A Notice of Internet Availability of Joint Information Statement relating to this Joint Information Statement (“Notice”) was mailed beginning on or about Aug. 28, 2020 to shareholders of record of each Fund as of August 17, 2020 (the “Record Date”).  The Joint Information Statement is being made available on the Funds’ website at delawarefunds.com/literature and delawarefunds.com/vip/literature (for Delaware VIP Total Return Series only) on or about Aug. 28, 2020 until at least Nov. 26, 2020. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, your insurance company (for Delaware VIP Total Return Series), or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.
INTRODUCTION
The Manager is the investment manager to each series of the Trusts, including the Funds. Pursuant to “manager of managers” authority, the Manager, subject to approval by the Board, is permitted to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment advisor or sub-advisor of the fund. In order to use the “manager of managers” authority discussed above, the Manager, the Trusts, and certain affiliates requested and received an exemptive order from the SEC on Jan. 17, 2017 (the “SEC Order”).  The SEC Order exempts the Manager, the Trusts and other affiliates from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new sub-advisors and approve new sub-advisory agreements on behalf of the Trusts without shareholder approval.  The Manager has ultimate responsibility (subject to oversight by the Board) to supervise the sub-advisors and recommend the hiring, termination, and replacement of the sub-advisors to the Board.

Consistent with the terms of the SEC Order, at a meeting held on June 10, 2020 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Trusts or of the Manager (the “Independent Trustees”), approved the expansion of sub-advisory services provided by Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Global Limited (“MIMGL”) as sub-advisors to the Funds (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”) and approved new sub-advisory agreements between the Manager and the Sub-Advisors to expand the services provided to the Funds by the Sub-Advisors. MIMAK and MIMGL are affiliates of the Manager.

The Trusts and the Manager have agreed to comply with certain conditions when acting in reliance on the relief granted in the SEC Order. These conditions require, among other things, that within ninety (90) days of hiring a new sub-advisor, the affected fund will notify the shareholders of the fund of the changes. The Notice provides such notice of the changes and this Joint Information Statement presents additional details regarding MIMAK and MIMGL and the new sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”).

THE INVESTMENT MANAGER
The Manager is located at 2005 Market Street, Philadelphia, PA 19103-7094 (610 Market Street, Philadelphia, PA 19106 effective on or about September 1, 2020), and is a series of Macquarie Investment Management Business Trust, which is an indirect subsidiary of Macquarie Management Holdings, Inc. (“MMHI”), which in turn is an indirect subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”).  The Manager is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.
The Manager provides investment advisory services to the Funds pursuant to an investment management agreement dated Jan. 4, 2010 between the Trusts and the Manager, as amended (the “Management Agreement”).  The Management Agreement was most recently renewed by the Board, including a majority of the Independent Trustees, at a meeting held on Aug. 11-13, 2020. The Trusts employ the Manager to generally manage the investment and reinvestment of the assets of the Funds.  In so doing, the Manager may hire one or more sub-advisors to carry out the investment program of the Funds, subject to the approval of the Board. The Manager continuously reviews and supervises the investment program of the Funds. The Manager furnishes regular reports to the Board regarding the investment program and performance of the Funds.

Pursuant to the Management Agreement, the Manager has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors, to manage the investment operations and composition of the Funds, and to render investment advice for the Funds, including the purchase, retention, and disposition of investments, securities and cash held by the Funds. The Management Agreement obligates the Manager to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the Funds’ investment objective(s), policies, and restrictions. Under the Management Agreement, each Trust will bear the expenses of conducting its business. In addition, the Manager pays the salaries of all officers and Trustees of the Trusts who are officers, directors, or employees of the Manager or its affiliates.

As compensation for the services rendered under the Investment Management Agreement, the Funds pay the Manager an annual management fee as a percentage of average daily net assets as described in Exhibit A.  During the last fiscal year for each of the Funds paid investment management fees to the Manager as described in Exhibit B.

The key executives and each trustee of the Manager and their principal occupations are: Shawn K. Lytle, Trustee and President; Roger A. Early, Trustee and Executive Vice President/Executive Director, Global Co-Head of Fixed Income; David F. Connor, Trustee and Senior Vice President/General Counsel/Secretary; Richard Salus, Senior Vice President; Michael F. Capuzzi, U.S. Chief Operations Officer; Patricia L. Bakely, Chief Financial Officer; and; Brian L. Murray, Senior Vice President/Global Chief Compliance Officer.  The address of each person listed is 2005 Market Street, Philadelphia, PA 19103-7094.  (610 Market Street, Philadelphia, PA 19106 effective on or about September 1, 2020). Shawn K. Lytle is also a Trustee for the Funds.

THE SUB-ADVISORS
MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Investment Management (“MIM”). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of March 31, 2020, MIM managed more than $234.9 billion in assets for institutional and individual clients.
MIMAK was approved by the Board to serve in an expanded role as a sub-advisor to the Funds at the Meeting. Under the new Sub-Advisory Agreement, MIMAK will serve as the principal sub-advisor to the Funds and will be primarily responsible for the day-to-day portfolio management of the Funds. The Manager will compensate MIMAK out of the investment advisory fees it receives from the Funds. The new Sub-Advisory Agreement between MIMAK and the Manager is effective June 11, 2020 and is described more below.
The names and principal occupations of the principal executive officers and/or directors of MIMAK are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMAK, is Kaerntner Strasse 28, 1010 Vienna, Austria:

Name	Position
Rene Kreisl	Chief Compliance Officer and Director
Gerhard Aigner	Director
Konrad Kontriner	Director

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MIM. MIMGL was approved by the Board to serve in an expanded role as a sub-advisor to the Funds at the Meeting. Under the new Sub-Advisory Agreement, MIMGL will be responsible for managing the real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time. The Manager compensates MIMGL out of the investment advisory fees it receives from the Funds. The new Sub-Advisory Agreement between MIMGL and the Manager is effective June 11, 2020 and is described more below.

The names and principal occupations of the principal executive officers and/or directors of MIMGL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMGL, is 50 Martin Place, Sydney, Australia:
Name	Position
Brett Lewthwaite	Director
Bruce Terry	Director
Patrick Ling	Chief Legal Officer
Kean Lim	Chief Compliance Officer
Rajiv Gohil	Director
Scot Thompson	Director
Caroline Marull	Director

Macquarie Investment Management Europe Limited (“MIMEL”), located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MIM. MIMEL currently serves as a sub-advisor to the Funds, and the sub-advisory agreement between the Manager and MIMEL was most recently approved by the Board on Aug. 11-13, 2020. The Manager compensates MIMEL out of the investment advisory fees it receives from the Funds.
The names and principal occupations of the principal executive officers and/or directors of MIMEL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMEL, is 28 Ropemaker Street, London, England:
Name	Position
Graham McDevitt	Director
Alison Wood	Chief Compliance Officer
Adam Lygoe	Director
Christopher Hamilton	Director

MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, is an affiliate of the Manager and a part of MIM. MFMHKL currently serves as a sub-advisor to the Funds and the sub-advisory agreement between the Manager and MFMHKL was most recently approved by the Board on Aug. 11-13, 2020. The Manager compensates MFMHKL out of the investment advisory fees it receives from the Funds.
The names and principal occupations of the principal executive officers and/or directors of MFMHKL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MFMHKL, is Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong:
Name	Position
John Bugg	Director
Andrew Graham	Chief Compliance Officer
Hans Yeung	Chief Financial Officer
Wei Yue Cheong	Director
Bastiaan Van Buuren	Director
Divya Sharma	Legal Entity Controller

ADDITIONAL SERVICES TO BE PROVIDED BY MIMAK AND MIMGL UNDER THE NEW SUBADISORY AGREEMENTS
The Board approved the new Sub-Advisory Agreements between DMC and MIMAK and MIMGL on June 10, 2020. The Sub-Advisory Agreements are dated June 11, 2020 and will continue for an initial term of no more than two years. Under the new Sub-Advisory Agreements, MIMAK and MIMGL will provide expanded services to the Funds as compared with those provided under the previous sub-advisory agreements. MIMAK will serve as the principal sub-advisor to the Funds and will be primarily responsible for the day-to-day portfolio management of the Funds and provide asset allocation services. MIMGL will be responsible for managing the Funds’ investments in real estate investment trust (“REIT”) securities and other equity securities from time to time as directed by MIMAK. As previously disclosed to shareholders, each of MIMGL would also continue to support each Fund’s strategy by providing investment recommendations, discussing strategy, and sharing investment ideas, including with respect to specific securities, on a regular basis and when directed by the Manager, provide investment discretion and trading.

DMC will continue to serve as investment advisor to the Funds, however, under the proposed arrangements, MIMAK’s portfolio managers, Stefan Löwenthal and Jürgen Wurzer, will take over primary day-to-day responsibility for making asset allocation decisions for each Fund’s portfolio and will serve as the portfolio managers for the Funds. The Funds’ investment objectives, policies, and limitations remain unchanged in connection with the new Sub-Advisory Agreements, however the asset allocation strategy for the Funds will change to reflect MIMAK’s investment process. MIMAK and MIMGL will receive increased compensation from the Manager for their increased roles with the Funds. Apart from the additional services to be provided by MIMAK and MIMGL, the Sub-Advisory Agreements are substantially similar to the sub-advisory agreements previously approved by the Board.

THE MANAGER’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS

In reaching the decision to approve the Sub-advisory Agreements, the Board considered and reviewed information about MIMAK and MIMGL, including their personnel, operations, and financial condition, which had been provided by MIMAK and MIMGL, respectively. The Board also reviewed material furnished by the Manager in advance of the Meeting, including: a memorandum from the Manager reviewing the Sub-Advisory Agreements and the various expanded services proposed to be rendered by MIMAK and MIMGL; information concerning MIMAK’s and MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMAK’s and MIMGL’s Form ADV and financial statements; relevant performance information provided with respect to MIMAK and MIMGL; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreements. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. The Board considered the nature, quality, and extent of services that MIMAK and MIMGL each would provide as a sub-advisor to the Funds. The Board took into account the investment process to be employed by MIMAK and MIMGL in connection with each sub-advisor’s responsibilities in conjunction with DMC in managing the Funds, and the qualifications and experience of MIMAK’s and MIMGL’s teams with regard to implementing the investment mandate of the Funds. The Board considered each of MIMAK’s and MIMGL’s organization, personnel, and operations. The Trustees also considered the Manager’s review and recommendation process with respect to MIMAK and MIMGL, and the Manager’s favorable assessment as to the nature, quality, and extent of the expanded sub-advisory services expected to be provided by MIMAK and MIMGL to the Funds. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the Sub-Advisors to the Funds and their shareholders and was confident in the abilities of the Sub-Advisors to provide quality services to the Funds and their shareholders.

Investment performance. In evaluating performance, the Board recognized that the Sub-Advisors had not yet managed the Funds in this expanded capacity. The Board considered the experience of the Sub-Advisors’ portfolio management teams and noted the Manager’s favorable representation of the Sub-Advisors’ performance in managing other funds with similar strategies. The Board also considered the Manager’s representation that although MIMAK would be primarily responsible for day-to-day investment decisions and trading, the Manager would continue to provide oversight and monitor the Sub-Advisors’ services.

Sub-advisory fees. The Board considered the appropriateness of the sub-advisory fees in light of the nature, extent, and quality of the sub-advisory services to be provided by each Sub-Advisor. The Board noted that the sub-advisory fees are paid by the Manager to each Sub-Advisor and are not additional fees borne by the Funds, and that the management fee paid by the Funds to the Manager would stay the same at current asset levels. The Board concluded that in light of the quality and extent of the services to be provided and the business relationships between the Manager and the Sub-Advisors, the proposed fee arrangement was reasonable.

Profitability, economies of scale, and fall out benefits. Information about the Sub-Advisors’ profitability from their expanded responsibilities with the Funds was not available because they had not begun to provide those services to the Funds. The Board considered information regarding the fees to be paid to each Sub-Advisor from its relationship with the Funds and noted the Sub-Advisors’ representations that they were in stable financial condition. The Trustees also noted that economies of scale are shared with the Funds and their shareholders through investment management fee breakpoints in DMC’s fee schedule for the Funds so that as a Fund grows in size, its effective investment management fee rate declines. Accordingly, the Board did not expect possible fall-out benefits and economies of scale under the Sub-Advisory Agreements to be significantly different than those considered when the Board initially appointed the MIMAK and MIMGL as sub-advisors to the Funds.

GENERAL INFORMATION
Distributor

The Funds’ distributor, Delaware Distributors, L.P. (“Distributor”), located at 2005 Market Street, Philadelphia, PA 19103-7094 (610 Market Street, Philadelphia, PA 19106 effective on or about September 1, 2020), serves as the national distributor of the Trusts’ shares under an amended and restated Distribution Agreement dated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the retail class shares of the Funds under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI, and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers, except for shares of variable insurance funds. The Board annually reviews fees paid to the Distributor.

Transfer Agent, Administrator, and Fund Accountant

Delaware Investments Fund Services Company (“DIFSC”), located at 2005 Market Street, Philadelphia, PA 19103-7094 (610 Market Street, Philadelphia, PA 19106 effective on or about September 1, 2020), serves as the Trusts’ shareholder servicing, dividend disbursing, and transfer agent. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. Additionally, DIFSC manages the process for the payment of dividends and distributions and the dissemination of Fund net asset values and performance data.  DIFSC is an affiliate of the Manager, and is an indirect subsidiary of MMHI and, therefore, of Macquarie.

The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ net asset value and providing financial reporting information, regulatory compliance testing and other related accounting services.

Payments to Affiliated Brokers

During the last fiscal year, the Funds did not pay any commissions to any affiliated broker.

Shares Outstanding

The table in Exhibit C shows as of Aug. 17, 2020, as to each class of the Funds, the number of shares outstanding.

Record of Beneficial Ownership

As of August 17, 2020 the Manager believes that there were no beneficial owners holding 5% or more of the total outstanding shares of any Class of shares of each Fund other than those listed on Exhibit D.  As of August 17, 2020 the Manager believes that the Funds’ officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Fund.

Householding

Only one copy of the Notice may be mailed to households, even if more than one person in a household is a shareholder of record of a Fund as of the Record Date, unless a Trust has received instructions to the contrary. Additional copies of the Notice or copies of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, your insurance company (for Delaware VIP Total Return Series only), or calling the Delaware Funds by Macquarie Service Center at 800 523-1918. If you do not want the mailing of the Notice or the Joint Information Statement, as applicable, to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary, your insurance company (for Delaware VIP Total Return Series only) or, if you own Fund shares directly through the Funds’ service agent, by calling the Funds’ service agent.

Financial Information

Shareholders can obtain a copy of the Funds’ most recent Annual and Semiannual Reports, without charge, by contacting your financial intermediary, insurance company (for Delaware VIP Total Return Series only) or calling the Delaware Funds by Macquarie Service Center at 800 523-1918.

EXHIBIT A
As compensation for services rendered under the Management Agreement, the Manager is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Total Return Fund	0.65% on the first $500 million 0.60% on the next $500 million 0.55% on the next $1.5 billion 0.50% of the average daily net assets in excess of $2.5 billion
Delaware Wealth Builder Fund	0.65% on the first $500 million 0.60% on the next $500 million 0.55% on the next $1.5 billion 0.50% of the average daily net assets in excess of $2.5 billion
Delaware VIP Total Return Series	0.65% on the first $500 million 0.60% on the next $500 million 0.55% on the next $1.5 billion 0.50% of the average daily net assets in excess of $2.5 billion

EXHIBIT B

During the fiscal year indicated, the Funds paid the following investment management fees to the Manager:

Fund	Fiscal Year End	Management Fees Paid
Delaware Total Return Fund	Sept. 30, 2019	$6,017,346
Delaware Wealth Builder Fund	Nov. 30, 2019	$3,469,572
Delaware VIP Total Return Series	Dec. 31, 2019	$413,421

EXHIBIT C
NUMBER OF SHARES OF EACH FUND OUTSTANDING
AS OF AUG. 17, 2020
Fund	Shares Outstanding
Delaware Total Return Fund	Class A: 40,034,737.993 Institutional Class: 47,239.55 Class R6: 55,820.931 Total: 40,137,798.474
Delaware Wealth Builder Fund	Class A: 17,393,205.442 Class C: 4,483,147.131 Institutional Class: 9,055,650.048 Class R: 81,516.097 Total: 31,013,518.718
Delaware VIP Total Return Series	Standard Class (I): 4,517,251.022 Service Class (S): 832.148 Total: 4,518,083.17

EXHIBIT D

As of August 17, 2020 management believes the following shareholders held of record 5% or more of the outstanding shares of each class of the Funds, as follows:

Class	Fund	Name and Address of Beneficial Owner	Total Share Balance	Percentage of the Class
A	DELAWARE TOTAL RETURN FUND	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH ST STE 1300 DENVER CO 80202-3304	7,189,928.136	18.06%
I	DELAWARE TOTAL RETURN FUND	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	19,859.672	41.97%
I	DELAWARE TOTAL RETURN FUND	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	8,576.938	18.13%
I	DELAWARE TOTAL RETURN FUND	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7,721.759	16.32%
I	DELAWARE TOTAL RETURN FUND	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33754	5,620.467	11.88%
I	DELAWARE TOTAL RETURN FUND	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5,459.817	11.54%
R6	DELAWARE TOTAL RETURN FUND	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	52,972.778	99.13%
A	DELAWARE WEALTH BUILDER FUND	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC #974N8 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	2,289,650.779	13.16%
A	DELAWARE WEALTH BUILDER FUND	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	1,913,709.577	11.00%
A	DELAWARE WEALTH BUILDER FUND	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,751,594.320	10.07%
A	DELAWARE WEALTH BUILDER FUND	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	1,489,850.126	8.56%

A	DELAWARE WEALTH BUILDER FUND	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	1,022,001.039	5.87%
C	DELAWARE WEALTH BUILDER FUND	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	738,816.174	16.64%
C	DELAWARE WEALTH BUILDER FUND	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	689,678.434	15.53%
C	DELAWARE WEALTH BUILDER FUND	AMERICAN ENTERPRISE INVESTMENT SVC (FBO) 41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	551,936.774	12.43%
C	DELAWARE WEALTH BUILDER FUND	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	460,832.050	10.38%
C	DELAWARE WEALTH BUILDER FUND	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	400,685.604	9.02%
C	DELAWARE WEALTH BUILDER FUND	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	336,265.156	7.57%
C	DELAWARE WEALTH BUILDER FUND	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	277,284.170	6.24%
I	DELAWARE WEALTH BUILDER FUND	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC #974N8 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	2,151,798.959	23.85%
I	DELAWARE WEALTH BUILDER FUND	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	1,331,775.794	14.76%
I	DELAWARE WEALTH BUILDER FUND	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	752,772.242	8.34%

I	DELAWARE WEALTH BUILDER FUND	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	685,541.289	7.60%
I	DELAWARE WEALTH BUILDER FUND	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	634,887.614	7.04%
I	DELAWARE WEALTH BUILDER FUND	AMERICAN ENTERPRISE INVESTMENT SVC (FBO) 41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	621,762.736	6.89%
I	DELAWARE WEALTH BUILDER FUND	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	523,763.811	5.80%
I	DELAWARE WEALTH BUILDER FUND	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	482,048.114	5.34%
I	DELAWARE WEALTH BUILDER FUND	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	465,586.617	5.16%
R	DELAWARE WEALTH BUILDER FUND	RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF P.O. BOX 48529 ATLANTA GA 30362	17,380.308	21.26%
R	DELAWARE WEALTH BUILDER FUND	MID ATLANTIC TRUST COMPANY FBO PMALLIANCE, INC 401K PLAN 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	15,995.508	19.56%
R	DELAWARE WEALTH BUILDER FUND	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	8,334.075	10.19%
R	DELAWARE WEALTH BUILDER FUND	MID ATLANTIC TRUST COMPANY FBO PETTERSEN AND SILBERMAN DENTAL 401( 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	6,048.611	7.40%
R	DELAWARE WEALTH BUILDER FUND	ASCENSUS TRUST COMPANY FBO BUTLER BALANCING COMPANY INC 401 209854 PO BOX 10758 FARGO ND 58106-0758	5,337.313	6.53%
S	VIP TOTAL RETURN	MACQUARIE INVESTMENT MANAGEMENT ADVISERS ATTN RICK SALUS 2005 MARKET ST FL 9 PHILADELPHIA PA 19103-7007	832.148	100.00%

V	VIP TOTAL RETURN	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	2,004,321.401	44.44%
V	VIP TOTAL RETURN	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	1,225,915.680	27.18%
V	VIP TOTAL RETURN	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	751,179.707	16.65%
V	VIP TOTAL RETURN	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	503,929.383	11.17%

DELAWARE GROUP® EQUITY FUNDS IV
Delaware Total Return Fund

DELAWARE GROUP® EQUITY FUNDS V
Delaware Wealth Builder Fund

DELAWARE VIP® TRUST
Delaware VIP Total Return Series

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to the funds listed above (each, a “Fund” collectively, the “Funds”), each a series of Delaware Group® Equity Funds IV, Delaware Group® Equity Funds V, and Delaware VIP® Trust (each, a “Trust” and collectively, the “Trusts”).  We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature and delawarefunds.com/vip/literature (for Delaware VIP Total Return Series only).

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Global Limited (“MIMGL”) to provide certain sub-advisory services to the Funds. 1) A more detailed description of MIMAK and MIMGL and their businesses; 2) information about the sub-advisory agreements with MIMAK and MIMGL and 3) the reasons the Board of Trustees (the “Board”) of the Trust approved MIMAK and MIMGL as sub-advisors, are included in the Joint Information Statement. MIMAK and MIMGL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trusts, including the Funds.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trusts.  In connection therewith, the Trusts and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about Aug. 28, 2020 to shareholders of record of the Funds as of Aug. 17, 2020. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature and delawarefunds.com/vip/literature (for Delaware VIP Total Return Series only) on or about Aug. 28, 2020 until at least Nov. 26, 2020.  A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.